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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549

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                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                                    July 22, 1996
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                  (Date of Report - date of earliest event reported)


                            Northstar Computer Forms, Inc.
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                  (Exact name of registrant as specified in charter)


Minnesota                          0-19056                           41-0882640
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(State or other                   (Commission                    (IRS Employer
jurisdiction of                   file number)             Identification No.)
incorporation)


7130 Northland Circle North
Brooklyn Park, Minnesota                                                  55428
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(Address of principal executive offices)                             (Zip Code)


                                    (612) 531-7340
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                 (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    (a) On July 22, 1996, Northstar Computer Forms, Inc. (the "Company") acquired substantially all of the assets of the Financial Forms Division (the "Division") of Deluxe Corporation, a Minnesota corporation ("Deluxe") from Deluxe. Deluxe provides products and services primarily to the financial payment systems industry and also markets specialty products to small businesses and consumers. The purchase price for the Division was $9,200,000 cash. The Company financed the purchase price with a $9,000,000 term loan and a $1,500,000 revolving credit facility issued by First Bank National Association.

    (b) Substantially all of the assets acquired constituted plant, equipment and other physical property used by the Division in the conduct of its financial forms business. The Company intends to continue to use the assets for these purposes in connection with its own financial forms business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial statements of businesses acquired:

    (4) It is impractical at this time to file the required financial statements for the acquired business. Such statements will be filed as they become available.

    (b) Pro forma financial information:

    (2) It is impractical at this time to file the required financial statements for the acquired business. Such statements will be filed as they become available.

    (c)  Exhibits:

         2.1 Agreement of Purchase and Sale of Assets dated July 22, 1996, by and between Northstar Computer Forms, Inc. and Deluxe Corporation

         2.2 Revolving Credit and Term Loan Agreement dated July 22, 1996, by and between Northstar Computer Forms, Inc., General Financial Supply, Inc., and First Bank National Association


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 6, 1996.

                                  NORTHSTAR COMPUTER FORMS, INC.



                                  By /s/ Mary Ann Morin
                                    -----------------------------------
                                     Mary Ann Morin,
                                     Treasurer and Controller
                                     (Principal Financial Officer)



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